UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   August 16, 2007

Merrill Lynch Mortgage Trust 2007-C1

(Exact name of the Issuing Entity)
Commission File Number of the Issuing Entity: 333-142235-02

Merrill Lynch Mortgage Lending, Inc.,
General Electric Capital Corporation,
LaSalle Bank National Association
and
Wells Fargo Bank, National Association

(Exact name of the Sponsor as specified in its charter)

Merrill Lynch Mortgage Investors, Inc.

(Exact name of the Registrant as specified in its charter)
Commission File Number of the Registrant: 333-142235

Delaware

(State or Other Jurisdiction of Incorporation)

333-142235-02	13-3416059
(Commission File Number)	(IRS Employer Identification No.)

4 World Financial Center, 16th Floor 250 Vesey Street, New York, New York	10080
(Address of Principal Executive Offices)	(Zip Code)

(212) 449-1000
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 8.01 Other Events.

On September 7, 2007, Merrill Lynch Mortgage Investors, Inc., as depositor (the “Registrant”) filed a report on form 8-K (the “Report”) (accession no. 0000950136-07-006261) with the Securities and Exchange Commission of the United States (the “Commission”) in connection with the issuance by Merrill Lynch Mortgage Trust 2007-C1 (the “Issuing Entity”) of a single series of certificates, entitled Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the “Certificates”). The Report contained as exhibits thereto, among others, (i) a pooling and servicing agreement dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Registrant, KeyCorp Real Estate Capital Markets, Inc., as master servicer no. 1, Wells Fargo Bank, National Association, as master servicer no. 2, Centerline Servicing Inc., as special servicer, Wells Fargo Bank, National Association, as certificate administrator, LaSalle Bank National Association, as custodian and U.S. Bank National Association, as trustee, and (ii) the exhibits to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was entered into for the purpose of creating the Issuing Entity, and issuing the Certificates. Following the filing of the Report, the Pooling and Servicing Agreement was revised to correct a scrivener’s error in the initial value of LIBOR set forth in Section 1.03 thereof — from 5.8875% per annum to 5.58875% per annum.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell company transactions:

Not applicable.

(d) Exhibits:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 21, 2007

MERRILL LYNCH MORTGAGE INVESTORS, INC.
By:	/s/ David M. Rodgers
Name: David M. Rodgers
Title: Executive Vice President, Chief Officer in Charge of Commercial Mortgage Securitization